Exhibit 10.103

EXECUTION
SENIOR FACILITY F AGREEMENT
DATED 4 SEPTEMBER, 2019
R300,000,000 SENIOR TERM LOAN FACILITY
for
NET1 APPLIED TECHNOLOGIES SOUTH AFRICA PROPRIETARY LIMITED (as borrower)
provided by
FIRSTRAND BANK LIMITED (ACTING THROUGH ITS RAND MERCHANT BANK DIVISION) and NEDBANK LIMITED (ACTING THROUGH ITS CORPORATE AND INVESTMENT BANKING DIVISION) (as lenders)
with
FIRSTRAND BANK LIMITED (ACTING THROUGH ITS RAND MERCHANT BANK DIVISION) (as facility agent)
This Agreement is entered into subject to the terms of a Common Terms Agreement dated on or about the date of this Agreement

THIS AGREEMENT is made between:

(1) NET1 APPLIED TECHNOLOGIES SOUTH AFRICA PROPRIETARY LIMITED, registration number 2002/031446/07, as borrower (the Borrower);

(2) FIRSTRAND BANK LIMITED (ACTING THROUGH ITS RAND MERCHANT BANK DIVISION) and NEDBANK LIMITED (ACTING THROUGH ITS CORPORATE AND INVESTMENT BANKING DIVISION) as original lenders (in this capacity, the Original Senior Facility F Lenders); and

(3) FIRSTRAND BANK LIMITED (ACTING THROUGH ITS RAND MERCHANT BANK DIVISION) as agent of the Senior Facility F Lenders (the Facility Agent).

IT IS AGREED as follows:

1. DEFINITIONS AND INTERPRETATION

1.1 Definitions

In this Agreement:

1.1.1 Applicable Margin means, in relation to any Senior Facility F Loan or Unpaid Sum:

(a) 5.50 per cent. per annum, provided that no Event of Default has occurred and is continuing; and

(b) with effect from the date of occurrence of an Event of Default and for so long as it is continuing, the Applicable Margin shall be the percentage per annum set out in paragraph (a) above plus 2.00 per cent., if the sale of the FIHRST Shares has not occurred by 31 October, 2019, the Applicable Margin will be automatically increased by 1.00 per cent. per annum and if the sale of the DNI Shares has not occurred by 31 January, 2020, the Applicable Margin will be automatically increased by an additional 1.00 per cent. per annum;

1.1.2 Availability Period means the period from and including the Third Amendment and Restatement Date to and including the 30 November, 2019;

1.1.3 Available Commitment means the "Available Commitment" (as defined in the Common Terms Agreement) of a Senior Facility F Lender in respect of Senior Facility F;

1.1.4 Available Facility means the aggregate, from time to time, of the Available Commitment of each Senior Facility F Lender;

1.1.5 BLT Liquidity Facility means the liquidity facility dated on or about the date of this Agreement between Investec Bank Limited and Blue Label;

1.1.6 Break Costs means the amount (if any) determined by a Senior Facility F Lender by which:

(a) the interest (excluding the Applicable Margin) which that Senior Facility F Lender should have received for the period from the date of receipt of an amount repaid or prepaid in respect of any part of its participation in a Senior Facility F Loan or Unpaid Sum to the last day of the current Interest Period for that Senior Facility F Loan or Unpaid Sum, if the principal amount of that Senior Facility F Loan or Unpaid Sum received had been paid on the last day of that Interest Period;

exceeds:

(b) the amount which that Senior Facility F Lender would be able to obtain by placing an amount equal to the principal amount of the Senior Facility F Loan or Unpaid Sum received by it on deposit with a leading bank in the Johannesburg interbank market for a period starting on the Business Day following receipt or recovery and ending on the last day of the current Interest Period, and Break Gains means the amount (if any) determined by the relevant Senior Facility F Lender by which the amount of interest contemplated in paragraph (b) above exceeds that in paragraph (a) above;

1.1.7 Common Terms Agreement means the written agreement entitled "Common Terms Agreement", dated on or about 21 July, 2017 (as amended and/or reinstated from time to time), between, amongst others, the Borrower (as borrower), the Original Senior Facility F Lenders (as lenders) and the Facility Agent;

1.1.8 Final Maturity Date means the date falling nine months after the first Utilisation Date;

1.1.9 Interest Payment Date means:

(a) the last day of March, June, September and December in any year; and

(b) the Final Maturity Date;

1.1.10 Interest Period means, in relation to a Senior Facility F Loan, each period determined in accordance with Clause 9 (Interest Periods);

1.1.11 Party means a party to this Agreement;

1.1.12 Repayment Date has the meaning given to that term in Clause 6 (Repayment);

1.1.13 Senior Facility F or Facility means the term loan facility made available to the Borrower under this Agreement;

1.1.14 Senior Facility F Commitment means the "Senior Facility F Commitment" as defined in the Common Terms Agreement;

1.1.15 Senior Facility F Loan or Loan means a "Senior Facility F Loan" as defined in the Common Terms Agreement;

1.1.16 Senior Facility F Outstandings means "Senior Facility F Outstandings" as defined in the Common Terms Agreement;

1.1.17 Signature Date means the date stated at the beginning of this Agreement;

1.1.18 Total Senior Facility F Commitments means "Total Senior Facility F Commitments" as defined in the Common Terms Agreement;

1.1.19 Unpaid Sum means an "Unpaid Sum" as defined in the Common Terms Agreement in respect of Senior Facility F; and

1.1.20 Utilisation Request means the notice substantially in the form set out in Schedule 1 (Form of Utilisation Request).

1.2 Construction

1.2.1 Terms and expressions defined in the Common Terms Agreement, unless expressly defined in this Agreement, have the same meaning in this Agreement.

1.2.2 The provisions of clauses 1.3 (Construction) and 1.4 (Third party rights) of the Common Terms Agreement apply to this Agreement as though they were set out in full in this Agreement, except that a reference in those clauses to the Common Terms Agreement are to be construed as references to this Agreement.

1.2.3 This Agreement and the rights and obligations of the Parties hereunder shall in all respects be subject to the terms and conditions of the Common Terms Agreement, which shall apply mutatis mutandis to this Agreement and be incorporated herein by reference.  If there is any conflict between this Agreement and the Common Terms Agreement, this Agreement shall prevail.

2. THE FACILITY

2.1 Senior Facility F

Subject to the terms of this Agreement and the Common Terms Agreement, the Senior Facility F Lenders make available to the Borrower a Rand-denominated term loan facility in an aggregate amount equal to the Total Senior Facility F Commitments.

2.2 Designation

This Agreement is a Senior Facility Agreement and the Senior Facility F Agreement, each as defined in the Common Terms Agreement.

3. PURPOSE

3.1 The Borrower shall apply all amounts borrowed by it under Senior Facility F only in or towards the purpose set out in clause 3.1 (Purpose) of the Common Terms Agreement, and for no other purpose whatsoever.

3.2 No Finance Party is bound to monitor or verify the utilisation of Senior Facility F or will be responsible for, or for the consequences of, such a utilisation.

4. CONDITIONS OF UTILISATION

4.1 Conditions precedent

The Borrower may not deliver a Utilisation Request to the Facility Agent under Senior Facility F (and no Senior Facility F Lender shall have any obligation to advance any Senior Facility F Loan or to provide any other form of credit or financial accommodation under this Agreement to any person) unless the Facility Agent has issued the notice contemplated by clause 4.1 (Initial conditions precedent) of the Common Terms Agreement.

4.2 Further conditions precedent

4.2.1 Subject to the Common Terms Agreement and this Agreement, a Senior Facility F Lender will only be obliged to participate in the first Senior Facility F Loan if:

(a) the requirements of clause 4.2 (Further conditions precedent) of the Common Terms Agreement have been met; and

(b) Cell C has provided evidence that it has received the proceeds of the BLT Liquidity Facility in full to the satisfaction of the Finance Parties.

4.2.2 Subject to the Common Terms Agreement and this Agreement, a Senior Facility F Lender has approved in writing its ability to provide the second Senior Facility F Loan if:

(a) the requirements of clause 4.2 (Further conditions precedent) of the Common Terms Agreement have been met; and

(b) the credit committee of each Senior Facility F Lender has approved the proposed second Senior Facility F Loan.

4.3 Maximum number of Loans

The Borrower may not deliver a Utilisation Request under Senior Facility F if as a result of the proposed Utilisation more than two Senior Facility F Loans would be outstanding.

5. UTILISATION AND DISBURSEMENT

5.1 Delivery of a Utilisation Request

5.1.1 The Borrower may utilise Senior Facility F during the Availability Period by delivery to the Facility Agent of a duly completed Utilisation Request.

5.1.2 Unless the Facility Agent otherwise agrees, the latest time for receipt by the Facility Agent of a Utilisation Request is 17h00 two Business Days before the proposed Utilisation Date or such shorter period as the Facility Agent agrees in writing.

5.1.3 A Utilisation Request is irrevocable.

5.1.4 A maximum of two Utilisation Requests may be delivered by the Borrower on or following the Third Amendment and Restatement Date.

5.2 Completion of a Utilisation Request

5.2.1 A Utilisation Request will not be regarded as having been duly completed unless:

(a) the proposed Utilisation Date is a Business Day within the Availability Period;

(b) the currency and amount of the Utilisation comply with Clause 5.3 below; and

(c) it specifies a bank account in South Africa to which the Borrower requires the proceeds of that Senior Facility F Loan to be credited.

5.2.2 Only one Senior Facility F Loan may be requested in a Utilisation Request.

5.3 Currency and amount

5.3.1 The currency specified in a Utilisation Request must be Rand.

5.3.2 The amount of the first proposed Senior Facility F Loan is for R220,000,000 and the second proposed Senior Facility F Loan is for R80,000,000 or such lesser amount as the Facility Agent may agree.

5.4 Disbursement

5.4.1 If the conditions set out in this Agreement and the Common Terms Agreement have been met, each Senior Facility F Lender must advance and lend to the Borrower, who shall borrow from each such Lender, that Lender's participation in the relevant Senior Facility F Loan on the relevant Utilisation Date.  A Senior Facility F Lender must make its participation in the relevant Senior Facility F Loan available to the Facility Agent by no later than 11h00 on the applicable Utilisation Date for disbursement to the Borrower.

5.4.2 The amount of each Senior Facility F Lender's participation in a Senior Facility F Loan will be equal to the proportion borne by its Available Commitment (if any) to the Available Facility immediately prior to making that Loan.

5.4.3 No Senior Facility F Lender is obliged to participate in a Senior Facility F Loan if, as a result:

(a) its share in the outstanding Senior Facility F Loans would exceed its Available Commitment; or

(b) the outstanding Senior Facility F Loans would exceed the Available Facility.

5.5 Automatic cancellation of Commitments

The Senior Facility F Commitments which, at that time, are unutilised, and in respect of which no Utilisation Request has been delivered, shall be immediately cancelled at 10h00 on the last day of the Availability Period.

6. REPAYMENT

The Borrower shall repay each Loan made to it in full on the Final Maturity Date.

7. PREPAYMENT AND CANCELLATION

7.1 Voluntary cancellation

7.1.1 The Borrower may cancel the unutilised and undrawn amount of the Senior Facility F Commitments in accordance with the requirements (and subject to the terms) of clause 7 (Prepayment and Cancellation) of the Common Terms Agreement.

7.1.2 No amount of the Senior Facility F Commitments cancelled pursuant to this Clause may be reinstated.

7.2 Voluntary prepayment

7.2.1 The Borrower may make voluntary prepayments in respect of the Senior Facility F Loans made to it, in whole or in part, in accordance with the requirements (and subject to the terms) of clause 7 (Prepayment and Cancellation) of the Common Terms Agreement.

7.2.2 No amount of a Senior Facility F Loan prepaid pursuant to this Clause may be re-borrowed.

7.3 Mandatory prepayment and prepayment offers

The Borrower shall be obliged to make mandatory prepayments and/or offers to make prepayments (as applicable) in respect of the Senior Facility F Loans made to it to the Senior Facility F Lenders in accordance with the requirements (and subject to the terms) of clauses 7 (Prepayment and Cancellation) and 8 (Prepayment Offers and Priorities) of the Common Terms Agreement.

8. INTEREST

8.1 Calculation of interest

The rate of interest on each Senior Facility F Loan (and any Unpaid Sum) for each Interest Period is the percentage rate per annum which is the aggregate of:

8.1.1 the Applicable Margin; and

8.1.2 the Base Rate.

8.2 Payment of interest

On each Interest Payment Date the amount of interest payable on the relevant Loan on that Interest Payment Date shall be added and capitalised to the outstanding principal amount of the Senior Facility F Loan (to be paid in full on the Final Maturity Date).

8.3 Interest on overdue amounts

8.3.1 Any interest accruing on an Unpaid Sum shall be immediately payable by the Borrower on demand by the Facility Agent.

8.3.2 Default interest (if unpaid) arising on any Unpaid Sum will be compounded with that Unpaid Sum on the last day of each calendar month, but will remain immediately due and payable.

8.4 Notification of rates of interest

Without prejudice to the obligation of the Borrower to pay interest calculated at any applicable rate under this Clause 8, the Facility Agent shall notify the Senior Facility F Lenders and the Borrower, as soon as reasonably practicable:

8.4.1 of the determination of a rate of interest under this Agreement;

8.4.2 when interest commences to accrue at the rate calculated by reference to the Applicable Margin specified in Clause 1.1.1(b) (Definitions).

9. INTEREST PERIODS

9.1 Duration

Each Senior Facility F Loan has successive Interest Periods:

9.1.1 commencing on (and including) the Utilisation Date (in respect of the first Interest Period for that Senior Facility F Loan) or commencing on (and including) an Interest Payment Date; and

9.1.2 ending on (but excluding) the next Interest Payment Date.

9.2 Interest Periods for Unpaid Sums

Interest accruing on an Unpaid Sum shall be calculated as if that Unpaid Sum, during the period of non-payment, constituted a Loan under Senior Facility F for successive Interest Periods, each of a duration selected by the Facility Agent (acting reasonably).  For this purpose, the Facility Agent (acting reasonably) may:

9.2.1 select successive Interest Periods of any duration of up to three months; and

9.2.2 determine the appropriate Quotation Day for that Interest Period.

If any Unpaid Sum consists of all or part of a Senior Facility F Loan which became due on a day which was not the last day of an Interest Period relating to that Senior Facility F Loan, the first Interest Period for that Unpaid Sum shall have a duration equal to the unexpired portion of the current Interest Period relating to that Senior Facility F Loan.

9.3 Consolidation of Loans

On each Interest Payment Date, all Senior Facility F Loans utilised by the Borrower under this Facility that remain outstanding will be consolidated and treated as a single Senior Facility Loan outstanding and owing by the Borrower under this Facility.

9.4 No overrunning the Final Maturity Date

If an Interest Period for a Senior Facility F Loan would otherwise extend beyond the Final Maturity Date, it will be shortened so that it ends on the Final Maturity Date.  This Clause does not apply to Interest Periods selected under Clause 9.2 above in respect of Unpaid Sums which remain outstanding on the Final Maturity Date.

9.5 Non-Business Days

If an Interest Payment Date would otherwise occur on a day which is not a Business Day, that Interest Payment Date will instead be the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

10. FEES

The Borrower shall pay to the Senior Facility F Lenders a non-refundable structuring fee in the amount and at the times agreed in a Fee Letter.

11. DEFAULT

If an Event of Default occurs, and for so long as it is continuing, the Facility Agent may enforce any of the rights and remedies provided for in clause 23.15 (Acceleration) of the Common Terms Agreement.

12. DISPOSAL OF LOCKED AIRTIME

The Borrower shall not dispose of Locked Airtime without the prior consent of the Airtime Facility Lenders.

13. DISPOSAL OF DNI SHARES AND FIHRST SHARES

The Borrower shall dispose of the DNI Shares and the FIHRST Shares by 31 January, 2020 or such a later date agreed by the Facility Agent.

14. GENERAL

14.1 Notices and domicilium

All documents in legal proceedings and notices in connection with this Agreement shall be served in accordance with clause 34 (Notices) of the Common Terms Agreement, which clause is incorporated by reference in this Agreement as if repeated in this Agreement in full (except that references in that clause to the Common Terms Agreement are to be construed as references to this Agreement).

14.2 Incorporation of by reference

The provisions clauses 17 (Costs and Expenses), 35 (Amendments and Waivers), 37 (General Provisions) and 41 (Waiver of Immunity) of the Common Terms Agreement apply to this Agreement as though they were set out in full in this Agreement (except that references in those clauses to the Common Terms Agreement are to be construed as references to this Agreement).

14.3 Governing Law

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by South African law.

14.4 Jurisdiction

14.4.1 The Parties hereby irrevocably and unconditionally consent to the non-exclusive jurisdiction of the High Court of South Africa (Gauteng Local Division, Johannesburg) (or any successor to that division) in regard to all matters arising from the this Agreement (including a dispute relating to the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a dispute).

14.4.2 The Parties agree that the High Court of South Africa is the most appropriate and convenient court to settle disputes.  The Parties agree not to argue to the contrary and waive objection to this court on the grounds of inconvenient forum or otherwise in relation to proceedings in connection with this Agreement.

14.4.3 This Clause 14.4 is for the benefit of the Finance Parties only.  As a result, no Finance Party shall be prevented from taking proceedings relating to a dispute in any other court with jurisdiction.  To the extent allowed by law, a Finance Party may take concurrent proceedings in any number of jurisdictions.

14.5 Counterparts

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

THIS AGREEMENT has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1

FORM OF UTILISATION REQUEST

To: [●]

as Facility Agent

From: NET1 APPLIED TECHNOLOGIES SOUTH AFRICA PROPRIETARY LIMITED

[●], [●]

Dear Sirs,

NET1 APPLIED TECHNOLOGIES SOUTH AFRICA PROPRIETARY LIMITED
Senior Facility F Agreement, dated [●], 2019
(the Agreement)

1. We refer to the Agreement.  This is a Utilisation Request.  Terms defined in the Agreement have the same meaning in this Utilisation Request unless given a different meaning in this Utilisation Request.

2. We wish to borrow a Senior Facility F Loan on the following terms:

Proposed Utilisation Date:	[●] (or, if that is not a Business Day, the next Business Day)
Amount:	R[●] or, if less, the Available Facility

3. The proceeds of this Loan must be credited to [account].

4. We confirm that each condition specified in Clause 4.2 (Further conditions precedent) of the Agreement is satisfied on the date of this Utilisation Request.

5. This Utilisation Request is irrevocable.

Yours faithfully,

…………………………………

authorised signatory for

NET1 APPLIED TECHNOLOGIES SOUTH AFRICA PROPRIETARY LIMITED

SIGNATURE PAGE

BORROWER

/s/ AMR Smith
For and on behalf of: Net1 Applied Technologies South Africa Proprietary Limited

Name:	AMR Smith

Office:	Director

(who warrants his authority)

SIGNATURE PAGE

FACILITY AGENT

/s/ DD Van der Vyver		/s/ Z Manie
For and on behalf of: FirstRand Bank Limited (acting through its Rand Merchant Bank division)		For and on behalf of: FirstRand Bank Limited (acting through its Rand Merchant Bank division)

Name:	DD Van der Vyver	Name:	Z Manie

Office:	Authorised	Office:	Authorised

	(who warrants his authority)		(who warrants his authority)

SIGNATURE PAGE

ORIGINAL SENIOR FACILITY F LENDER

/s/ DD Van der Vyver		/s/ Z Manie
For and on behalf of: FirstRand Bank Limited (acting through its Rand Merchant Bank division)		For and on behalf of: FirstRand Bank Limited (acting through its Rand Merchant Bank division)

Name:	DD Van der Vyver	Name:	Z Manie

Office:	Authorised	Office:	Authorised

	(who warrants his authority)		(who warrants his authority)

SIGNATURE PAGE

ORIGINAL SENIOR FACILITY F LENDER

/s/ M Holness		/s/ Illegible
For and on behalf of: Nedbank Limited (acting through its Corporate and Investment Banking division)		For and on behalf of: Nedbank Limited (acting through its Corporate and Investment Banking division)

Name:	M Holness	Name:	Illegible

Office:	Authorised	Office:	Authorised

	(who warrants his authority)		(who warrants his authority)